AGREEMENT



                          Dated as of September 1, 2006

                                      Among



              LE' ELEGANT BATH, INC. - DBA, AMERICAN BATH FACTORY


                          AND GATEWAY DISTRIBUTORS LTD

                                    AGREEMENT
                                    ---------
     THIS Agreement ("Agreement"), dated as of September 1, 2006 is by and among Le' Elegant Bath, Inc. - DBA, AMERICAN BATH FACTORY, a California Corporation, 13395 Estelle Street, Corona California 92879 ("ABF"), and GATEWAY DISTRIBUTORS
                                                 ---
LTD, 2555 East Washburn Road, North Las Vegas 89081, a Nevada Corporation (the "Company").
 -------

                                    RECITALS
                                    --------

     A. The parties hereto wish to provide for the terms and conditions upon which the ABF will acquire its Products, Services, Marketing, Technology services and day to day consulting needs to be determined from the Company's wholly owned subsidiary Marshall Corporate Administration.

C. The parties hereto wish to make certain representations, warranties, covenants and agreements in connection with the purchase of these services and assumption of liabilities and also to prescribe various conditions to such transaction.

                                    AGREEMENT
                                    ---------

     Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

                              ARTICLE 1PURCHASE OF
                              --------------------

                                     SERVICES
                                    ---------

1.1     Services  to  be  purchased.  Upon satisfaction of all conditions to the
        ---------------------------
obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), the ABF shall purchase from the Company, at the Closing (as hereinafter defined) Products, Services, Marketing and Technology needed:

(i)the right to use the names and all variations thereof related to the sale of the products, displays and material, marketing literature and programs, personnel, facilities, and equipment.

1.2     Assumptions  of  Liabilities. Upon satisfaction of all conditions to the
        ----------------------------
obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), shall assume liabilities and obligations regarding product quality and replacements. The ABF is not assuming, and will not be obligated or liable for, any liability of the Company as it relates to the services provided. The Company will not assume and will not be obligated for any product related issues. All products related issues will be the responsibility of the ABF. All information in the marketing material and corresponded will be the liability of the ABF. The Company will serve as the distribution center for the marketing material.

1.3     Purchase Price.  The ABF shall pay for services on an agreed to price on
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each  request for services. The ABF and the Company will determine the price and a  purchase  order  will  be  submitted for services. (the "Purchase Price"): An
                                                            --------------
initial  order  for
services will be $851,425 which will be marketing and fulfillment services utilized in the development of collateral material.

1.3.1  Payment.  ABF  will  make  payment  per agreement and normal terms on the
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$851,425  dollar  order  as indicated in 1.3 above. The Company will invoice for future services rendered on a regular basis and payments will be due within ten days of such invoice.
                                  ARTICLE 2 ABF

                                  COMPENSATION

2.1 Richard R. Wheeler will serve as President/CEO of Marshall Corporate Administration and have veto rights on any decisions made on expenses, purchases and assets.

2.2 Marshall Corporate Administration will be a wholly owned subsidiary of Marshall Distributing

2.3 Twenty Five percent of all monies raised through a stock offering in the parent company, Gateway Distributors will be put into Marshall Corporate Administration until such time it spins off on its own.

2.4 Richard R. Wheeler will have the right to request the Company to spin off Marshall Corporate Administration from the parent and become a public held company on its own anytime after it meets SEC eligibility requirements.

2.5 When the spin off occurs Richard R. Wheeler will own 60% of the spin off company stock and Gateway will own 40%.

2.6 Gateway will maintain 60% of Gateway and Richard R. Wheeler will have 40% of Gateway stock held by the Company.

                   ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF
                   ------------------------------------------

                                     COMPANY
                                     -------

     The Company hereby represents and warrant to the ABF as of the date hereof as follows:

2.1  Corporate Organization. The Company is a Nevada corporation duly organized,
     ----------------------
validly existing and in good standing under the laws of the state of Nevada, has full corporate power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets, is duly qualified or licensed to do business as a foreign corporation in good standing in every other jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing, except in such jurisdictions in which the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined) on the Company. The Company has heretofore delivered to the ABF complete and correct copies of its articles or certificate of organization and bylaws, as presently in effect. The Company is qualified and licensed to do business.

2.2  Intellectual  Property  Rights.  Marshall Corporate Administration owns the
     ------------------------------
industrial and intellectual property rights, including without limitation the patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, computer programs and other computer software, inventions, know-how, trade secrets, technology, proprietary processes and formulae (collectively, "Intellectual
                                                                    ------------
Property  Rights")
----------------

2.5     Tax Matters.
         ----------
          (a)  Tax  Returns.  The  Company  has  duly  and  timely filed all tax
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          and  information reports, returns and related documents required to be filed by it with respect to the income-type, sales/use-type and employment-related taxes of the United States and the states and other jurisdictions. (b) Cooperation on TaxMatters.
                               ---------------------------

                         ARTICLE 3 REPRESENTATIONS AND
                         -----------------------------

                               WARRANTIES OF ABF
                               -----------------

     The ABF, jointly and severally, represents and warrants to the Company as of the date hereof as follows:

3.1.     Corporate Organization.    The ABF is a corporation duly organized,
         ----------------------
validly existing and in good standing under the laws of the State of California. The ABF is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of the activities conducted by it or the character of the property owned, leased or operated by it make such qualification necessary or appropriate, except for those jurisdictions where the failure to be so qualified has not and could not reasonably be expected to have a Material Adverse Effect on the ability of the ABF to fulfill its obligations under this Agreement.

3.2.     Authorization.  The ABF has full corporate power and authority to enter
         -------------
into this Agreement and the ABF Delivered Documents and to carry out the transactions contemplated herein and therein. The Boards of Directors of the ABF have taken all action required by law, their respective articles of incorporation and bylaws or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein. This Agreement is the valid and binding legal obligation of the ABF enforceable against it in accordance with its terms.

                                    ARTICLE 4
                                    ---------

4.1  Confidentiality. Each of the parties hereto agrees that it will not use, or
     ---------------
permit the use of, any of the information relating to any other party hereto furnished to it in connection with the transactions contemplated herein ("Information") in a manner or for a purpose detrimental to such other party or
  -----------
otherwise  than  in  connection  with  the  transaction,  and that they will not disclose, divulge, provide or make accessible, or permit the Disclosure of (collectively, "Disclose" or "Disclosure" as the case may be), any of the
                 --------        ----------
Information to any person or entity, other than their responsible directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such party's regular counsel, by other requirements of Law; provided, however, that prior to any Disclosure of
                              --------  -------
any  Information  permitted  hereunder,
the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information. The term "Information" as used herein shall not include any information relating to
       -----------
a party which the party disclosing such information can show: (i) to have been in its possession prior to its receipt from another party hereto; (ii) to be now or to later become generally available to the public through no fault of the disclosing party; (iii) to have been available to the public at the time of its receipt by the disclosing party; (iv) to have been received separately by the disclosing party in an unrestricted manner from a person entitled to disclose such information; or (v)to have been developed independently by the disclosing party without regard to any information received in connection with this transaction. Each party hereto also agrees to promptly return to the party from who originally received all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur. A party hereto shall be deemed to have satisfied its obligations to hold the Information confidential if it exercises the same care as it takes with respect to its own similar information.

4.2  Public  Announcements.  None  of  the  parties hereto shall make any public
     ---------------------
announcement with respect to the transactions contemplated herein without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed; provided, however, that any of the parties
                                      --------  -------
hereto may at any time make any announcements which are deemed by its counsel to be required by applicable Law so long as the party so required to make an announcement promptly upon learning of such requirement notifies the other parties of such requirement and discusses with the other parties in good faith the exact proposed wording of any such announcement.

                            ARTICLE 5TERMINATION AND
                           -------------------------

                                  ABANDONMENT
                                  -----------

5.1     Methods   of  Termination.      This  Agreement   may   be   terminated
        -------------------------
and the transactions contemplated herein may be abandoned at any time notwithstanding approval thereof by the Company, but not later than the Closing:

5.2     Governing Law.    This Agreement and the legal relations among the
        -------------
parties hereto shall be governed by and construed in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

5.3     Arbitration. Any controversy or claim arising out of or relating to this
        -----------
Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in Las Vegas, Nevada by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof and the parties consent to the jurisdiction of the courts of the State of Nevada for this purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Gateway Distributors Ltd

By:                                     Date:
   ----------------------------              --------
     Rick Bailey

     President

"COMPANY"

Le' Elegant Bath, Inc. - DBA, American Bath Factory

By:                                     Date:
   ----------------------------              --------
     Richard R. Wheeler

     President